                               THE CARDINAL FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                      SUPPLEMENT DATED OCTOBER 30, 1996 TO
                          PROSPECTUS DATED MAY 1, 1996

     Capitalized terms used in this Supplement have the meanings assigned to them in the Prospectus.

     The third paragraph under the heading "WHO MANAGES MY INVESTMENT IN THE FUNDS? -- Investment Adviser and Manager" on pages 24 and 25 of the Prospectus is amended by deleting the current third paragraph in its entirety and substituting in place thereof the following paragraph:

          In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, the Adviser, in accordance with the Funds' investment objectives and policies, manages each Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. Since the Reorganization with respect to The Cardinal Fund and since December 22, 1995, with respect to TCFI, The Cardinal Fund's predecessor, John Bevilacqua has been primarily responsible for the day-to-day management of the portfolio of such Funds. Mr. Bevilacqua has been a Vice President and Portfolio Manager of The Ohio Company since October, 1994. Prior thereto, and since February, 1984, Mr. Bevilacqua served as Second Vice President -- Investment of Midland Mutual Life Insurance Company, Columbus, Ohio. Since October 1, 1996, David C. Will has been primarily responsible for the day-to-day management of fixed income portion of the Balanced Fund's portfolio. Mr. Will has been a Vice President of the Adviser and The Ohio Company since 1990 and has more than 25 years of investment management experience. Since such date, Joseph A. Miner has been primarily responsible for the day-to-day management of the equity portion of the Balanced Fund's portfolio. Mr. Miner has been a Vice President and Senior Portfolio Manager of the Adviser and/or The Ohio Company since August, 1995. Prior thereto and since 1992, Mr. Miner was a Vice President and Portfolio Manager with Key Trust Company of Ohio. From 1987 to 1992, Mr. Miner was an investment strategist and an Assistant Vice President of Citizens Fidelity Capital Management Company, Louisville, Kentucky. Since August 12, 1996, Mr. Harold C. Elliott has been primarily responsible for the day-to-day management of the Aggressive Growth Fund's portfolio. Mr. Elliott has been a Vice President and Chief Investment Officer of The Ohio Company since March 1996. Prior thereto, from May, 1993 to March 1996, Mr. Elliott was Vice President and Chief Investment Officer of The Bank of Tokyo Trust Company (New York City), a wholly-owned subsidiary of The Bank of Tokyo Limited, Tokyo, Japan. Prior thereto, from December, 1984 to May, 1993, Mr. Elliott was employed by First Fidelity Bank, Philadelphia, Pennsylvania.

     This Supplement supersedes in its entirety the Supplement dated August 12, 1996.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE